Exhibit 99.1

THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH SAID SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

UNITED STATES OF AMERICA
STATE OF ALABAMA
THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MONTGOMERY
INDUSTRIAL DEVELOPMENT REVENUE BOND
(KINPAK INC. PROJECT) SERIES 2017

No. R-1	$4,500,000

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MONTGOMERY (the “Issuer”), a public corporation created and existing under the laws of the State of Alabama (the “State”), for value received, promises to pay, solely from the sources and in the manner hereinafter provided, to Regions Capital Advantage, Inc., Birmingham, Alabama (the “Lender”), or registered assigns, the principal amount of

FOUR MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS

($4,500,000.00)

and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) at the rate of three and seven one-hundredths per centum (3.07%) per annum (as the same may be adjusted as hereinafter provided, the “Applicable Rate”) on said principal amount from time to time outstanding from the most recent date to which interest shall have been paid or duly provided for or, if no interest shall have been paid or duly provided for, from the dated date hereof (the “Issue Date”).

This Bond shall be payable in one hundred eighteen (118) monthly installments of principal and interest, each such installment equalling Thirty-One Thousand Three Hundred Twenty-Three and 60/100 DOLLARS ($31,323.60), due on the first day of each month commencing on November 1, 2017 and ending (unless sooner redeemed or otherwise paid in full) on August 1, 2027; and thereafter (unless sooner redeemed or otherwise paid in full) in one final installment, due on September 1, 2027, equal to the then-outstanding principal amount hereof together with accrued interest thereon; provided, however, that if any such payment date is not a Business Day (as hereinafter defined), payment shall be due on the Business Day next succeeding the scheduled date, in the same amount due, and with the same force and effect as if made, on the scheduled date.

The principal of and interest on this Bond are payable in lawful money of the United States of America to the person or persons in whose name this Bond (or one or more predecessor bonds) is registered (the “Holder”) on the records for this issue (the “Register”) maintained by the Company (as hereinafter defined) on behalf of the Issuer, at the address appearing therein. The Lender is the initial Holder hereof.

The Applicable Rate is subject to adjustment (a) upon the occurrence of an Event of Default, to the Default Rate; and (b) upon a Determination of Taxability, to the Taxable Rate, such adjustment to take effect on and as of the date specified in said Determination as the date on which interest on the Bonds became Taxable; as all such capitalized terms are hereinafter defined. Additionally, upon a Determination of Taxability there shall be payable hereunder to the Holder all interest, penalties, additions to federal income tax, costs, expenses, attorneys’ fees and other losses paid or payable by the Holder as a result of its failure to include interest on the Bonds in computing its gross income for federal income tax purposes.

Definitions

“Act” means Article 4, Chapter 54, Title 11, Code of Alabama 1975, as amended.

“Bond Resolution” means the Resolution of the Issuer adopted September 21, 2017 authorizing issuance of the Bonds and execution and delivery of the Lease, the Mortgage, and other Bond-related documents.

“Bond Service Charges” means, for any period or payable at any time, (a) the principal and interest due on the Bonds then outstanding for that period or payable at that time, and (b) any other charges payable under or in respect of the Bonds, including upon a Determination of Taxability.

“Business Day” means any day other than (i) a Saturday, Sunday or legal holiday, or (ii) a day on which banking institutions are closed as authorized or obligated by law or executive order in effect in the city in which the principal office of the Holder is located.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means KINPAK INC., an Alabama corporation, its successors and assigns.

“Default Rate” means an interest rate per annum equal to the lesser of (a) the maximum rate permitted by law, or (b) the Applicable Rate plus three per cent (3%).

“Determination of Taxability” means receipt by the Issuer, the Company or the Lender of a written determination from the United States Treasury Department, the Internal Revenue Service or similar governmental entity to the effect that interest on the Bonds is Taxable.

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“Event of Default” means an Event of Default under and as defined in the Lease or the Mortgage.

“Existing Facilities” means the existing manufacturing facilities located at 2780 Gunter Park Drive East, Montgomery, Alabama, titled in the name of the Issuer and leased to and used by the Company for the manufacture of aftermarket products for consumer marine, recreational vehicle and automotive markets.

“Guaranty” means the Guaranty Agreement dated as of September 1, 2017 from the Company’s parent corporation and its parent’s other consolidated subsidiaries to the Lender, its successors and assigns.

“Lease” means the Second Restated Lease Agreement dated as of September 1, 2017 between the Issuer as lessor and the Company as lessee, as the same may hereafter be amended and supplemented.

“Mortgage” means the Mortgage, Security Agreement and Assignment of Rents and Leases dated as of September 1, 2017 from the Issuer and the Company to the Lender, its successors and assigns.

“Project” means the Existing Facilities as expanded and improved by the 2017 Project.

“Taxable” means, when used in reference to the Bonds, that interest thereon is includable in the gross income of any Holder thereof for any reason other than the fact that such Holder is a “substantial user” of the Project or a “related person” as those terms are used in Section 147(a) of the Code. Interest on the Bonds shall not be deemed “Taxable” because interest is includable in any calculation of income for purposes of any alternative minimum tax, any foreign branch profits tax or any other type of taxation other than the regular federal tax imposed on gross income.

“Taxable Rate” means an interest rate per annum equal to the lesser of (a) the maximum rate permitted by law, or (b) that rate which would provide the Holder with an after-tax yield on the then-outstanding principal amount of the Bonds equal to the after-tax yield the Holder would have received, had no Determination of Taxability occurred.

“2017 Project” means a “project”, within the meaning of the Act, consisting of (1) the construction of an approximately 85,000 square-foot addition to the Existing Facilities, and (2) the acquisition and installation within said addition and the Existing Facilities of new and additional machinery and equipment.

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In General

This Bond constitutes the duly authorized issue of Bonds limited in aggregate principal amount to $4,500,000 (the “Bonds”) issued for the purpose of paying or reimbursing part of the costs of constructing and equipping the 2017 Project. The Bonds are issuable only as a single fully-registered instrument in denomination equal to the principal amount thereof from time to time outstanding, and are transferable in the manner, subject to the limitations and upon payment of the charges provided in the Bond Resolution.

The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State, in particular the Act, and pursuant to the Bond Resolution. The Bonds are limited obligations of the Issuer and are payable solely out of the revenues and receipts derived from the leasing or sale of the Project. Rentals payable under the Lease and other payments sufficient for the prompt payment when due of the Bond Service Charges on the Bonds are to be paid to the Holder for the account of the Issuer and have been duly pledged for that purpose. Reference is hereby made to the Bond Resolution for the provisions, among others, with respect to the rights, duties and obligations of the Issuer and the terms upon which the Bonds are issued and secured, to all of which provisions each Holder, by acceptance hereof, hereby assents.

THIS BOND IS SOLELY AND EXCLUSIVELY AN OBLIGATION OF THE ISSUER, PAYABLE AS AFORESAID, AND DOES NOT AND SHALL NOT CREATE AN OBLIGATION OR DEBT OF THE STATE OR OF ANY COUNTY THEREOF OR OF THE CITY OF MONTGOMERY, ALABAMA. No recourse shall be had for the payment of the principal of or interest on this Bond or for any claim based hereon or upon any obligation, covenant or agreement contained in the Mortgage or the Lease against any incorporator of the Issuer, or against any past, present or future officer, employee or member of the Board of Directors of the Issuer or of any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such incorporators, officers, employees or members of the Board of Directors as such is hereby expressly waived and released as a condition of and in consideration for the issuance of the Bonds.

The Bonds are payable out of the revenues and receipts derived from the leasing or sale of the Project and are secured and entitled to the protection given by the Mortgage. The Bonds are additionally secured by the Guaranty. Copies of the Mortgage, the Lease and the Guaranty are on file at the principal office of the Issuer.

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Redemption Provisions

The Bonds are subject to optional redemption by the Issuer, at the direction of the Company, in whole or in part on any date, at a redemption price equal to 100% of the principal amount thereof to be so redeemed plus accrued interest to the redemption date. If the Bonds are redeemed in part, such redemption shall be made in multiples of $5,000 and shall be applied in inverse order of the maturing installments of principal of the Bonds.

The notice of the call for redemption of Bonds shall identify (i) the principal amount of the Bonds to be redeemed, (ii) the redemption price to be paid, (iii) the date fixed for redemption, and (iv) the place where the amount due upon redemption is payable. The Company shall, on behalf of the Issuer, give written notice by first-class mail, postage prepaid, of any redemption not more than thirty (30) nor fewer than ten (10) Business Days prior to the date fixed for redemption, to the Holder at the Holder’s address shown on the Register as of the 15th day preceding that mailing. Upon a partial redemption, the Holder shall surrender this Bond at the place specified in the redemption notice, against payment of the redemption price therefor, and shall receive a new Bond in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate as, the Bond surrendered.

Miscellaneous

In certain events, on the conditions, in the manner and with the effect set forth in the Mortgage, the principal of all the Bonds secured by the Mortgage and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon, and the same shall be due and payable on the date specified by the Holder in the notice of such declaration. Modifications, alterations or supplements of the Mortgage may be made only to the extent and in the circumstances permitted by the Mortgage.

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IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to the issuance of the Bonds do exist, have happened and have been performed in due time, form and manner as required by law, and that the issuance of the Bonds, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

IN WITNESS OF THE ABOVE, The Industrial Development Board of the City of Montgomery has caused this Bond to be executed in its name by the manual signature of the Chairman of its Board of Directors and attested by the manual signature of its Secretary, and its corporate seal to be affixed or impressed hereon, all as of September 26 , 2017 (the "Issue Date").

THE INDUSTRIAL DEVELEOPMENT BOARD OF THE CITY OF MONTGOMERY

	By:	/s/ Robert M. Hardwich, Jr.
(SEAL)		Chairman of the Board of Directors

ATTEST:

/s/ Liston Eddins
Secretary

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The following abbreviations, when used in the inscription on this Bond or in the Assignment below, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right

of survivorship and not as

tenants in common and not as

community property

UNIF TRAN MIN ACT - ___________ Custodian ___________

(Custodian)                        (Minor)

under Uniform Transfers to Minors Act ___________

    (State)

Additional abbreviations may also be used although not in the above list.

ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto _________________________ the within Bond and irrevocably constitutes and appoints _____________________ attorney to transfer that Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
NOTICE: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or any change whatever.

Signature Guaranteed:

(Bank, Broker or Firm*)

By

Its

Medallion Number: __________________________________________________________

*Signature(s) must be guaranteed by an eligible guarantor institution which is a member of a recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), or New York Stock Exchange Medallion Signature Program (MSP).

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